UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 8, 2023

FIRST REAL ESTATE INVESTMENT TRUST OF NEW JERSEY, INC.

(Exact name of registrant as specified in charter)

Maryland	000-25043	22-1697095
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

505 Main Street, Suite 400, Hackensack, New Jersey	07601
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 488-6400

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FREVS	OTC Pink Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management

Item 5.07 Submission of Matters to a Vote of Security Holders

The annual meeting of stockholders (the “Annual Meeting”) of First Real Estate Investment Trust of New Jersey, Inc. (the “Trust”) was held on June 8, 2023. The following matters were submitted to the stockholders of the Trust at the Annual Meeting for their approval:

Election of Directors:

The stockholders of the Trust elected Robert S. Hekemian, Jr. and David F. McBride to serve as Directors of the Trust for three-year terms, with the following votes:

Name	Votes For	Votes Withheld	Abstentions	Broker Non-Votes
Robert S. Hekemian, Jr.	4,518,004	590,679	--	1,476,070
David F. McBride	4,510,349	598,334	--	1,476,070

Advisory resolution to approve the compensation of the Trust’s executive officers:

The stockholders of the Trust voted to approve an advisory resolution approving the compensation of the Trust’s executive officers as disclosed in the Trust’s proxy statement for the Annual Meeting pursuant to the requirements of Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules promulgated thereunder. Balloting for this vote was as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,811,721	716,044	580,918	1,476,070

Advisory resolution to determine the frequency of the advisory resolution to approve the compensation of the Trust’s executive officers:

The stockholders of the Trust voted upon an advisory resolution to determine whether the aforementioned advisory vote to approve the compensation of the Trust’s executive officers will occur every year, every two years, or every three years pursuant to the requirements of Section 14A of the Exchange Act and the rules promulgated thereunder. The stockholders voted for the approval of a three-year interval. Balloting for this vote was as follows:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
2,002,726	238,625	2,834,985	32,347	1,476,070

Ratification of Independent Registered Public Accountants:

The ratification of the Audit Committee’s appointment of EisnerAmper LLP as the Trust’s independent registered public accountants for the fiscal year ending October 31, 2023 was approved by the stockholders of the Trust, with the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
5,996,606	392,211	195,936	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST REAL ESTATE INVESTMENT TRUST OF NEW JERSEY, INC.
(Registrant)

By:	/s/ Robert S. Hekemian, Jr.
Robert S. Hekemian, Jr.
President and Chief Executive Officer

Date: June 12, 2023

4